Exhibit 10.9

DATE	:	[●]
TO	:	[●]
ATTN	:	[●]

FROM	:	DELIXY ENERGY PTE LTD.
RE	:	OUR SALE OF [●]
FOB ONE SAFE BERTH/PORT [●]
FOR LOADING DURING [●] (BOTH DATES INCLUSIVE)
SELLERS REF. [●]

WITH REFERENCE TO OUR VARIOUS CONVERSATIONS AND EMAILS, WE ARE PLEASED TO CONFIRM THE FOLLOWING TRANSACTION CONCLUDED ON [●].

1. SELLER:

DELIXY ENERGY PTE.LTD.

883 NORTH BRIDGE ROAD, #04-01

SOUTH BANK, SINGAPORE 198785

CONTACT PERSON OPERATION	:	MS. DAPHNE YAO
DIRECT LINE	:	+65 6291 3184
FAX	:	+65 6291 3185
EMAIL	:	OPERATION.LIST@DELIXY.COM

2. BUYER:

[●]

CONTACT PERSON OPERATION	:	[●]
DIRECT PHONE	:	[●]
EMAIL	:	[●]

3. GRADE AND QUALITY

[●] MEETING THE FOLLOWING PLATTS SPECIFICATIONS:

[●]

SELLER’S OBLIGATION WITH REGARD TO THE QUALITY OF THE PRODUCT SUPPLIED IS LIMITED SOLELY TO SUPPLYING PRODUCT WHICH CORRESPONDS WITH THE DESCRIPTION AND ANY SPECIFICATIONS SET OUT IN THE CONTRACT.

THERE ARE NO GUARANTEES, WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF FITNESS OR SUITABILITY OF THE PRODUCT FOR ANY PARTICULAR PURPOSE OR OTHERWISE WHICH EXTEND BEYOND THE DESCRIPTION OF THE PRODUCT SET FORTH IN THIS AGREEMENT.

ALL OTHER CONDITIONS, WARRANTIES OR OTHER TERMS WHETHER EXPRESS, IMPLIED OR WHICH WOULD OTHERWISE BE IMPOSED BY STATUTE, WITH RESPECT TO QUALITY, SATISFACTORY QUALITY, SUITABILITY OR FITNESS FOR ANY PURPOSE WHATSOEVER OF THE PRODUCT ARE HEREBY EXCLUDED.

4. QUANTITY:

[●] METRIC TONS MORE OR LESS [●] PCT IN OPERATIONAL TOLERANCE AT SELLER’S OPTION, TO BE LOADED IN ONE LOT.

QUANTITY TO BE AS PER BILL OF LADING FIGURES WEIGHTED IN METRIC TON. BILL OF LADING QUANTITY IN METRIC TON SHALL BE CALCULATED UPTO THREE DECIMAL PLACES.

5. DELIVERY:

FOB ONE SAFE PORT/BERTH [●], LOADING DURING [●] (BOTH DATES INCLUSIVE).

BUYER SHALL NOMINATE THE LOADING VESSEL WHICH SHALL BE SUBJECT TO SELLER AND LOADING TERMINAL’S ACCEPTANCE. SUCH ACCEPTANCE SHALL NOT BE UNREASONABLE WITHHELD.

VESSEL TO MEET ALL RESTRICTIONS AT LOAD PORT INCLUDING:

–	DEADWEIGHT 45,000KT MAX

–	9.50M DRAFT MAX

–	COVID-19 RESTRICTION TO BE SET BY PORT AUTHORITY, INCLUDING “NO CREW CHANGED FOR PAST 14 DAYS”

6. ISPS COMPLIANCE:

FOR FOB:

I) BUYER SHALL PROCURE THAT THE VESSEL SHALL COMPLY WITH THE REQUIREMENTS OF THE INTERNATIONAL CODE FOR THE SECURITY OF SHIPS AND OF PORT FACILITIES AND THE RELEVANT AMENDMENTS TO CHAPTER XI OF SOLAS (ISPS CODE) AND WHERE THE LOADING PORT IS WITHIN THE USA AND US TERRITORIES OR WATERS, WITH THE US MARITIME TRANSPORTATION SECURITY ACT 2002 (MTSA).

II) THE VESSEL SHALL WHEN REQUIRED SUBMIT A DECLARATION OF SECURITY (DOS) TO THE APPROPRIATE AUTHORITIES PRIOR TO ARRIVAL AT THE LOADING PORT.

III) NOTWITHSTANDING ANY PRIOR ACCEPTANCE OF VESSEL BY SELLER, IF AT ANY TIME PRIOR TO THE PASSING OF RISK AND TITLE THE VESSEL CEASES TO COMPLY WITH THE REQUIREMENTS OF THE ISPS CODE OR MTSA:

A) SELLER SHALL HAVE THE RIGHT NOT TO BERTH SUCH NOMINATED VESSEL AND ANY DEMURRAGE RESULTING SHALL NOT BE FOR THE ACCOUNT OF THE SELLER.

B) BUYER SHALL BE OBLIGED TO SUBSTITUTE SUCH NOMINATED VESSEL WITH A VESSEL COMPLYING WITH THE REQUIREMENTS OF THE ISPS CODE AND MTSA. IF TITLE AND RISK TO THE CARGO ON BOARD THE VESSEL SUBSEQUENTLY SUBSTITUTED PURSUANT TO THIS CLAUSE HAS ALREADY PASSED TO THE BUYER, SUCH TITLE AND RISK SHALL BE DEEMED TO HAVE REVERTED TO THE SELLER.

IV) A) SELLER SHALL PROCURE THAT THE LOADING PORT/TERMINAL/INSTALLATION SHALL COMPLY WITH THE REQUIREMENTS OF THE INTERNATIONAL CODE FOR THE SECURITY OF SHIPS AND OF PORT FACILITIES AND THE RELEVANT AMENDMENTS OF CHAPTER XI OF SOLAS (ISPS CODE) AND IF LOCATED WITHIN THE USA AND US TERRITORIES, WITH THE US MARITIME TRANSPORTATION SECURITY ACT 2002 (MTSA).

B) ANY COSTS OR EXPENSES IN RESPECT OF THE VESSEL INCLUDING DEMURRAGE OR ANY ADDITIONAL CHARGE, FEE OR DUTY LEVIED ON THE VESSEL AT THE LOADING PORT, AND ACTUALLY INCURRED BY BUYER RESULTING DIRECTLY FROM THE FAILURE OF THE LOADING PORT/TERMINAL/INSTALLATION TO COMPLY WITH THE ISPS CODE AND IF LOCATED WITHIN THE USA AND US TERRITORIES, WITH THE MTSA, SHALL BE FOR THE ACCOUNT OF THE SELLER, INCLUDING BUT NOT LIMITED TO THE TIME REQUIRED OR COSTS INCURRED BY THE VESSEL IN TAKING ANY ACTION OR ANY SPECIAL OR ADDITIONAL SECURITY MEASURES REQUIRED BY THE ISPS CODE OR MTSA.

V) SAVE WHERE THE VESSEL HAS FAILED TO COMPLY WITH THE REQUIREMENTS OF THE INTERNATIONAL CODE FOR THE SECURITY OF SHIPS AND OF PORT FACILITIES AND THE RELEVANT AMENDMENTS TO CHAPTER XI OF SOLAS (ISPS CODE) AND WITHIN THE USA AND US TERRITORIES OR WATERS, WITH THE US MARITIME TRANSPORTATION SECURITY ACT 2002 (MTSA), THE SELLER SHALL BE RESPONSIBLE FOR ANY DEMURRAGE ACTUALLY INCURRED BY THE BUYER ARISING FROM DELAY TO THE VESSEL AT THE LOADING PORT/TERMINAL/INSTALLATION RESULTING DIRECTLY FROM THE VESSEL BEING REQUIRED BY THE PORT FACILITY OR ANY RELEVANT AUTHORITY TO TAKE ANY ACTION OR ANY SPECIAL OR ADDITIONAL SECURITY MEASURES OR UNDERGO ADDITIONAL INSPECTIONS BY VIRTUE OF THE VESSEL'S PREVIOUS PORTS OF CALL.

VI) THE SELLER'S LIABILITY TO THE BUYER UNDER THIS AGREEMENT FOR ANY COSTS, LOSSES OR EXPENSES INCURRED BY THE VESSEL, THE CHARTERERS OR THE VESSEL OWNERS RESULTING FROM THE FAILURE OF THE LOADING PORT / TERMINAL / INSTALLATION TO COMPLY WITH THE ISPS CODE OR MTSA SHALL BE LIMITED TO THE PAYMENT OF DEMURRAGE AND COSTS ACTUALLY INCURRED BY THE BUYER IN ACCORDANCE WITH THE PROVISIONS OF THIS CLAUSE.

7. PRICE:

FOB ONE SAFE PORT/BERTH [●], THE UNIT PRICE SHALL BE [●].

8. PAYMENT:

PAYMENT SHALL BE MADE IN FULL, IN UNITED STATES DOLLARS, WITHOUT ANY DEDUCTION, WITHHOLDING, SET OFF OR COUNTERCLAIM, BY MEANS OF IRREVOCABLE LETTER OF CREDIT(L/C) PAYABLE 30 (THIRTY) CALENDAR DAYS FROM BILL OF LADING DATE (B/L DATE TO COUNT AS DAY ONE).

BUYER WILL ISSUE THE L/C BY A FIRST CLASS INTERNATIONAL BANK WHICH ACCEPTABLE BY SELLER AND SELLER’S BANK, L/C WORDING WILL BE STRICTLY ACCORDING TO SELLER’S FORMAT. SUCH L/C TO BE ISSUED NO LATER THAN 7 DAYS BEFORE THE 1ST DAY OF CONTRACT LOADING DATE RANGE.

IF L/C IS NOT ISSUED BY THE STIPULATED TIME FRAME, SELLER HAS THE OPTION TO SUSPEND LOADING AND/OR TERMINATE THE CONTRACT, WITHOUT PREJUDICE TO THE SELLER’S OTHER RIGHTS AND REMEDIES, AND THE SELLER SHALL BE ENTITLED TO CLAIM ANY COSTS, LOSSES, DAMAGES AND LIABILITIES FROM THE BUYER DUE TO SUCH LATE OPENING OF THE L/C.

PAYMENT AGAINST SELLER'S COMMERCIAL INVOICE, 3/3 ORIGINAL BILLS OF LADING ISSUED OR ENDORSED TO THE ORDER OF THE BUYER, AND THE OTHER USUAL SHIPPING DOCUMENTS.

IF PAYMENT DUE DATE FALLS ON A SATURDAY OR A NEW YORK BANKING HOLIDAY OTHER THAN A MONDAY, PAYMENT WILL BE EFFECTED ON THE PRECEDING NEW YORK BANKING DAY.IF PAYMENT DUE DATE FALLS ON A SUNDAY OR A MONDAY NEW YORK BANKING HOLIDAY, PAYMENT WILL BE EFFECTED ON THE IMMEDIATELY FOLLOWING NEW YORK BANKING DAY.

ALL BANK CHARGES AT BUYER’S BANK SHALL BE FOR BUYER’S ACCOUNT. ALL BANK CHARGES AT SELLER’S BANK SHALL BE FOR SELLER’S ACCOUNT.

WHERE ANY PAYMENTS ARE NOT MADE IN FULL BY THE DUE DATE, THE BUYER SHALL PAY TO THE SELLER INTEREST OF (1) A RATE OF 4 PERCENT (4%) ABOVE LIBOR OR (2) THE MAXIMUM RATE OF INTEREST WHICH SELLER MAY LAWFULLY CHARGE TO BUYER, ON ALL OUTSTANDING AMOUNTS FROM THE DUE DATE TO THE DATE PAYMENT IS ACTUALLY RECEIVED BY THE SELLER. INTEREST SHALL CONTINUE TO ACCRUE UNTIL PAYMENT IS MADE IN FULL, NOTWITHSTANDING THE TERMINATION OF THE AGREEMENT FOR ANY CAUSE WHATSOEVER. THE PROVISIONS HEREIN SHALL NOT BE CONSTRUED AS ANY AGREEMENT OR WILLINGNESS BY THE SELLER TO EXTEND CREDIT TO THE BUYER AND ARE WITHOUT PREJUDICE TO ANY OTHER RIGHTS OR REMEDIES OF THE SELLER UNDER THE AGREEMENT OR IN LAW.

9. LAYTIME:

TOTAL LAYTIME ALLOWED FOR LOADING SHALL BE 72 HOURS SUNDAYS AND HOLIDAYS INCLUDED (SHINC). LAYTIME COMMENCES 6 HOURS AFTER NOR TENDERED OR UPON VESSEL ALL FAST, WHICHEVER OCCURS FIRST.

IN CASE VESSEL ARRIVES AT LOADING PORT AND TENDERS NOTICE OF READINESS TO LOAD PORT BEFORE THE FIRST DATE OF THE LOADING DATE RANGE. LAYTIME SHALL COMMENCE 0600 HOURS ON THE FIRST DATE OF THE LOADING DATE RANGE OR UPON VESSEL ALL FAST AT BERTH, WHICHEVER OCCURS FIRST;

IF VESSEL ARRIVES AFTER THE LAST DATE OF THE LOADING DATE RANGE, LAYTIME SHALL COMMENCE UPON VESSEL ALL FAST AT BERTH.

IN ALL CASES, LAYTIME SHALL CEASE UPON FINAL DISCONNECTION OF HOSES ON COMPLETION OF LOADING.

ANY DELAY IN WAITING FOR LOADING DUE TO OWNER'S/MASTER'S/VESSEL'S CONDITIONS AND/OR FAULT SHALL NOT COUNT AS USED LAYTIME.

DEBALLASTING/BALLASTING/FIRST SHIFTING TIME FROM ANCHORAGE TO BERTH SHALL NOT COUNT AS USED LAYTIME OR AS DEMURRAGE TIME UNLESS THESE ACTIVITIES WERE DONE CONCURRENTLY WITH THE LOADING.

CONOCO WEATHER CLAUSE IS APPLIED UNDER THIS CONTRACT.

10. DEMURRAGE:

DEMURRAGE RATE SHALL BE AS PER ACTUAL CHARTER PARTY RATE PDPR, SUBJECT TO MAXIMUM OF USD12,500 PER DAY.

DEMURRAGE, IF ANY, WILL BE PAYABLE PROVIDED THE DEMURRAGE CLAIM HAS BEEN SUBMITTED TO THE SELLER IN WRITING WITHIN 45 CALENDAR DAYS FROM THE BILL OF LADING DATE (B/L DATE TO COUNT AS DAY ONE), TOGETHER WITHTHE FULL SET OF THE SUPPORTING DOCUMENTS, OTHERWISE SUCH CLAIM(S) SHALL BE DEEMED AS INVALID AND TIME-BARRED.

SELLER’S OBLIGATION OF DEMURRAGE PAYMENT TO BUYER SHALL NOT EXCEED THE BUYER’S DEMURRAGE PAYMENT TO SHIP OWNER.

11. INDEPENDENT INSPECTION:

A MUTUALLY AGREED INDEPENDENT INSPECTOR AT LOADING PORT WILL BE NOMINATED FOR LOADING INSPECTION.

THE QUALITY OF PRODUCT SHALL BE AS DETERMINED USING REPRESENTATIVE COMPOSITE SAMPLES TAKEN FROM THE SHORE TANKS AT THE LOADING TERMINAL BY AN INDEPENDENT INSPECTOR. CERTIFICATES ISSUED BY THE INSPECTOR IN RESPECT OF THE QUALITY OF PRODUCT IN ACCORDANCE WITH THIS CLAUSE SHALL BE FINAL AND BINDING ON BOTH PARTIES FOR ALL PURPOSES, SAVE IN THE CASE OF FRAUD OR MANIFEST ERROR IN THE SAMPLING PROCESS, ANALYSIS, TESTING AND/OR THE DETERMINATION OF QUALITY. SUCH DETERMINATION SHALL BE CARRIED OUT IN ACCORDANCE WITH GOOD STANDARD PRACTICE AT THE TERMINAL AT THE TIME OF LOADING.

THE QUANTITY OF PRODUCE AND THE INVOICE QUANTITY SHALL BE BASED ON BILL OF LADING QUANTITY DETERMINED AT THE LOADING TERMINAL, SAVE FOR FRAUD AND/OR MANIFEST ERROR.

SUCH DETERMINATION SHALL BE CARRIED OUT IN ACCORDANCE WITH GOOD STANDARD PRACTICE AT THE TERMINAL AT THE TIME OF LOADING.

THE COST FOR INSPECTION TO BE SHARED 50/50 BETWEEN SELLER AND BUYER.

ANY CHARGES OF THE INSPECTOR FOR PERFORMING DUTIES NOT SPECIFIED IN THE CONTRACT WILL BE FOR THE ACCOUNT OF THE PARTY SO INSTRUCTING TO THE INSPECTOR.

12. TITLE AND RISK:

RISK IN THE PRODUCT DELIVERED SHALL PASS FROM SELLER TO BUYER AT THE LOADING PORT AS THE PRODUCT PASSES THE LOADING VESSEL’S PERMANENT HOSE CONNECTION.

TITLE IN THE PRODUCT SHALL PASS FROM SELLER TO BUYER UPON RECEIPT OF THE L/C IN GOOD AND WORKING ORDER, OR UPON FULL PAYMENT, WHICHEVER IS EARLIER BUT SHALL IN NO WAY PASS EARLIER THAN LOADING.

13. FORCE MAJEURE:

A.	NEITHER PARTY TO THIS CONTRACT SHALL BE CONSIDERED TO BE IN DEFAULT OR IN BREACH OF ITS OBLIGATIONS UNDER THIS CONTRACT FOR ANY FAILURE BY IT TO OBSERVE OR CARRY OUT ANY OF THE TERMS OR CONDITIONS OF THIS CONTRACT OR BE LIABLE (OTHER THAN FOR SUCH LIABILITIES, INCLUDING PAYMENT OBLIGATIONS, WHICH ACCRUE PRIOR TO THE OCCURRENCE OF THE EVENT OF FORCE MAJEURE) TO THE OTHER PARTY FOR ANY LOSSES OR DAMAGES OF ANY NATURE WHATSOEVER INCURRED OR SUFFERED AS A RESULT OF ANY FAILURE OR DELAY, IF SUCH FAILURE OR DELAY WAS FOR EXAMPLE DUE TO ANY OF THE FOLLOWING CAUSES WHICH WAS REASONABLY BEYOND ITS CONTROL :

1.	WAR, WHETHER DECLARED OR NOT, CIVIL WAR, RIOTS AND REVOLUTIONS, ACTS OF PIRACY, ACTS OF SABOTAGE;

2.	NATURAL DISASTERS SUCH AS VIOLENT STORMS, CYCLONES, EARTHQUAKES, TIDAL WAVES, FLOODS, OR DESTRUCTION BY LIGHTNING, PERILS OF THE SEA;

3.	EXPLOSIONS, FIRES, BREAKDOWNS OR DESTRUCTION OF TANKGAGE, VESSELS, PIPELINES, REFINERIES OR TERMINALS AND ANY OF KIND OF INSTALLATIONS;

4.	BOYCOTTS, STRIKES AND LOCK-OUTS, LABOUR DISPUTES OF ALL KINDS, GO-SLOWS, OCCUPATION OF FACTORIES AND PREMISES;

5.	ANY COMPLIANCE WITH ANY LAW, REGULATION OR ORDINANCE, OR WITH ANY ORDER, DEMAND OR REQUEST OF AN INTERNATIONAL, NATIONAL, PORT, TRANSPORTATION, LOCAL OR OTHER AUTHORITY OR AGENCY (INCLUDING THE INTERNATIONAL ENERGY AGENCY (“IEA”)) OR OF ANY BODY OR PERSON PURPORTING TO BE OR TO ACT FOR ANY SUCH AUTHORITY OR AGENCY OR ANY CORPORATION DIRECTLY OR INDIRECTLY CONTROLLED BY ANY OF THEM;

6.	ANY CURTAILMENT, REDUCTION IN, INTERFERENCE WITH, FAILURE OR CESSATION OF SUPPLIES OF PRODUCT FROM ANY OF THE SELLER’S OR THE SELLER’S SUPPLIERS’ SOURCES OF SUPPLY OR BY ANY REFUSAL TO SUPPLY PRODUCT WHETHER LAWFUL OR OTHERWISE BY THE SELLER’S SUPPLIERS (PROVIDED IN FACT THE SOURCES OF SUPPLY ARE FOR THE PURPOSES OF THE AGREEMENT);

B.	IF ANY FAILURE OR DELAY IN THE PERFORMANCE OF THIS CONTRACT CONTINUES FOR MORE THAN 30 CONSECUTIVE DAYS AFTER THE DAY A NOTICE OF FORCE MAJEURE HAS BEEN RECEIVED BY THE PARTY NOT SEEKING RELIEF, THEN EITHER PARTY SHALL BE ENTITLED, AFTER THE SAID DURATION, TO TERMINATE THIS CONTRACT BY WRITTEN NOTICE TOTHE OTHER PARTY WITHOUT ANY LIABILITY ON EITHER SIDE, SAVE THAT SUCH TERMINATION SHALL BE WITHOUT PREJUDICE TO ANY OTHER ACCRUED RIGHTS AND/OR LIABILITIES.

C.	PENDING RESUMPTION OF PERFORMANCE BY THE NON-PERFORMING PARTY THE OTHER PARTY MAY SUSPEND ITS OWN PERFORMANCE PROVIDED AFTER 30 DAYS GRACE PERIOD, AS PROVIDED IN FORCE MAJEURE CLAUSE PART B.

D.	A PARTY SEEKING RELIEF UNDER THIS CLAUSE SHALL PROMPTLY UPON BECOMING AWARE OF AN EVENT OF FORCE MAJEURE GIVE NOTICE TO THE OTHER PARTY OF SUCH EVENT AND THE EFFECTS ON ITS ABILITY TO PERFORM. IF A PARTY SEEKING RELIEF FAILS TO GIVE SUCH NOTICE, THAT PARTY SHALL BE LIABLE IN DAMAGES FOR ANY AND ALL LOSS WHICH OTHERWISE COULD HAVE BEEN AVOIDED. ANY RELIEF AFFORDED TO A PARTY SHALL TAKE EFFECT FROM THE TIME AT WHICH THE EVENT FIRST AFFECTS THAT PARTY'S ABILITY TO PERFORM OR, IF NOTICE IS NOT PROMPTLY GIVEN, FROM THE TIME OF NOTICE. UPON CESSATION OF SUCH EVENT OF FORCE MAJEURE, THE PARTY WHICH WAS SUBJECT TO SUCH EVENT SHALL NOTIFY THE OTHER PARTY FORTHWITH OF THE DATE FROM WHICH SUCH EVENT OF FORCE MAJEURE CEASED AND THE DATE OF, AND ANY OTHER PERTINENT INFORMATION CONCERNING ANTICIPATED PERFORMANCE OF ANY OUTSTANDING OBLIGATIONS HEREUNDER.

14. LAW/DISPUTES:

THE VALIDITY, CONSTRUCTION AND PERFORMANCE OF THE AGREEMENT SHALL BE GOVERNED BY THE LAW OF SINGAPORE.

ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY OR TERMINATION, SHALL BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION IN SINGAPORE IN ACCORDANCE WITH THE ARBITRATION RULES OF THE SINGAPORE INTERNATIONAL ARBITRATION CENTRE ("SIAC RULES") FOR THE TIME BEING IN FORCE WHICH RULES ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS CLAUSE. THE NUMBER OF ARBITRATORS SHALL BE THREE, THE SEAT, OR LEGAL PLACE, OF ARBITRATION SHALL BE SINGAPORE, AND THE LANGUAGE TO BE USED IN THE ARBITRATION SHALL BE ENGLISH. EACH PARTY SHALL NOMINATE AN ARBITRATOR AND THE THIRD ARBITRATOR, WHO SHALL ACT AS CHAIRMAN OF THE TRIBUNAL, SHALL BE NOMINATED BY THE TWO ARBITRATORS NOMINATED BY OR ON BEHALF OF THE PARTIES. EACH ARBITRATOR SHALL HAVE QUALIFIED AS A BARRISTER OR SOLICITOR AND HAVE EXPERIENCE OF COMMODITY TRADING DISPUTES. FOR THE AVOIDANCE OF DOUBT THIS CLAUSE WILL NOT PREVENT EITHER PARTY FROM BRINGING PROCEEDINGS IN ANY OTHER JURISDICTION TO OBTAIN SECURITY OR OTHER INTERIM OR ANCILLARY RELIEF OR TO ENFORCE ANYAWARD OF THE ARBITRAL TRIBUNAL.

THE PROVISIONS OF THE UN CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, 1980 SHALL BE EXPRESSLY EXCLUDED.

15. ASSIGNABILITY:

WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, NEITHER PARTY MAY ASSIGN ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT IN FULL OR IN PART, EXCEPT THAT THE SELLER AND ITS ASSIGN MAY WITHOUT SUCH CONSENT ASSIGN ALL OR A PORTION OF THEIR RIGHTS TO RECEIVE AND OBTAIN PAYMENT UNDER THE CONTRACT IN CONNECTION WITH SECURITISATION OR BANK FUNDING ARRANGEMENTS. ANY SUCH ASSIGNMENT WILL BE DETRACT FROM THE SELLERS OBLIGATIONS UNDER THIS CONTRACT.

16. THIRD PARTY RIGHTS:

NOTHING IN THIS AGREEMENT SHALL BE CONSIDERED OR CONSTRUED AS CONFERRING ANY RIGHT OR BENEFIT ON A PERSON NOT A PARTY TO THIS AGREEMENT AND THE PARTIES DO NOT INTEND THAT ANY TERM OF THIS AGREEMENT SHOULD BE ENFORCEABLE, BY VIRTUE OF THE CONTRACT (RIGHTS OF THIRD PARTIES) ACT 2001, BY ANY PERSON WHO IS NOT A PARTY TO THIS AGREEMENT.

17. GENERAL TERMS:

WHEN NOT IN CONTRADICTION WITH THE ABOVE, INCOTERMS 2010 PLUS LATEST AMENDMENTS FOR FOB SALES TO APPLY. IF THERE IS ANY INCONSISTENCY OR CONFLICT BETWEEN SUCH TERMS AND THE TERMS OF THIS AGREEMENT, THE TERMS SET OUT IN THIS AGREEMENT SHALL PREVAIL.

18. ENTIRE AGREEMENT:

THE CONTRACT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PREVIOUS NEGOTIATIONS, REPRESENTATIONS, AGREEMENTS OR COMMITMENTS WITH REGARD TO ITS SUBJECT MATTER.

EACH PARTY ACKNOWLEDGES THAT IN ENTERING INTO THIS CONTRACT IT HAS NOT RELIED ON ANY REPRESENTATIONS, WARRANTIES, STATEMENTS OR UNDERTAKINGS EXCEPT THOSE WHICH ARE EXPRESSLY SET OUT HEREIN.

EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS CONTRACT, NEITHER SELLER NOR BUYER SHALL IN ANY EVENT, INCLUDING BUT NOT LIMITED TO, ANY NEGLIGENT ACT OR OMISSION ON ITS PART, BE LIABLE IN CONTRACT, TORT, BREACH OF STATUTORY DUTY OR OTHERWISE, IN RESPECT OF ANY CONSEQUENTIAL, INDIRECT OR SPECIAL LOSSES, EXPENSES OR DAMAGES OF ANY KIND, ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THE CONCLUSION, THE PERFORMANCE, THE FAILURE TO PERFORM OR THE TERMINATION OF THE CONTRACT. IN ADDITION, SELLER SHALL IN NO CIRCUMSTANCES BE LIABLE FOR MORE THAN THE DIFFERENCE BETWEEN THE MARKET PRICE AND THE CONTRACTUAL PRICE WITH RESPECT TO THE RELEVANT QUANTITY OF PRODUCT, NOR BE LIABLE FOR ANY LOSS OF PROFIT OR ANTICIPATED PROFIT, USE, GOODWILL, BUSINESS RECEIPTS, CONTRACTS OR COMMERCIAL OPPORTUNITIES, MARKET REPUTATION, COST OF OVERHEADS THROWN AWAY OR LOSS RESULTING FROM SHUT-DOWN OF ANY PLANT OF BUYER OR OF THE RECEIVER OF THE PRODUCT, WHETHER OR NOT FORESEEABLE.

19. ANTI-CORRUPTION:

THE PARTIES TO THIS AGREEMENT EACH AGREE AND UNDERTAKE TO THE OTHER THAT IN CONNECTION WITH THIS AGREEMENT, THEY WILL EACH RESPECTIVELY COMPLY WITH AND ACT IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS, RULES, REGULATIONS, DECREES AND/OR OFFICIAL GOVERNMENT ORDERS OF THE GOVERNMENTS OF THE UNITED KINGDOM, EUROPEAN UNION, UNITED STATES OF AMERICA, SINGAPORE OR OTHER JURISDICTION APPLICABLE TO THE PARTIES RELATING TO ANTI-BRIBERY AND ANTI-MONEY LAUNDERING. IF ONE PARTY REASONABLY BELIEVES THAT THE OTHER PARTY IS IN BREACH OF ANY OF ITS OBLIGATIONS UNDER THIS CLAUSE, THE NON-BREACHING PARTY MAY TERMINATE THE AGREEMENT FORTHWITH UPON WRITTEN NOTICE (SUPPORTED BY REASONABLE EVIDENCE) TO THE OTHER PARTY WITHOUT PREJUDICE TO THE NON-BREACHING PARTY'S RIGHTS UNDER THIS AGREEMENT OR GENERALLY.

20. TRADE CONTROLS:

THE PARTIES TO THIS AGREEMENT EACH AGREE AND UNDERTAKE TO THE OTHER THAT IN CONNECTION WITH THIS AGREEMENT, THEY WILL EACH RESPECTIVELY COMPLY WITH AND ACT IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS, RULES, REGULATIONS, DECREES AND/OR OFFICIAL GOVERNMENT ORDERS OF THE GOVERNMENTS OF THE UNITED KINGDOM, EUROPEAN UNION, UNITED STATES OF AMERICA, SINGAPORE OR OTHER JURISDICTION APPLICABLE TO THE PARTIES RELATING TO ANTI-BRIBERY AND ANTI-MONEY LAUNDERING. IF ONE PARTY REASONABLY BELIEVES THAT THE OTHER PARTY IS IN BREACH OF ANY OF ITS OBLIGATIONS UNDER THIS CLAUSE, THE NON-BREACHING PARTY MAY TERMINATE THE AGREEMENT FORTHWITH UPON WRITTEN NOTICE (SUPPORTED BY REASONABLE EVIDENCE) TO THE OTHER PARTY WITHOUT PREJUDICE TO THE NON-BREACHING PARTY'S RIGHTS UNDER THIS AGREEMENT OR GENERALLY.

FOR AND ON BEHALF OF DELIXY ENERGY PTE LTD	FOR AND ON BEHALF OF [●]